UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                     Washington, DC 20549



                           FORM 8-K/A

                        CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange
                         Act of 1934



Date of Report (Date of earliest reported) February 8, 2000
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                XEDAR CORPORATION
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(Exact name of Registrant as specified in its chapter)

     Colorado                  0-8356         84-0684753
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(State or other jurisdiction (Commission   (IRS Employer
 of incorporation)            File Number) Identification No)


2500 Central Ave., Boulder, CO                80301
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(Address of principal executive offices)       (Zip Code)


Registrant's telephone number, incl. area code  303-443-6441
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(Former name or former address, if changed since last report)










Item 4  Change in Registrant's Certifying Accountant

a) The Registrant dismissed KPMG LLP, 4440 Arapahoe Avenue,
   Suite 280, Boulder, CO 80303, Attn. Wendy Merrill,
   Tel. 303 939-8080, as its Certifying Accountant. KPMG LLP has been notified by letter January 14, 2000 and acknowledged such letter.

b) The Registrant has contracted with Jensen Burcham Stelmack Edwards LLP, 717 West 5th Avenue, Longmont, CO 80501-5420, Attn. Debra Edwards, Tel. 303-651-3626, to become the Registrant's Certifying Accountant by engagement letter as of January 14, 2000.

Item 304 Changes in and disagreements with Accountants on accounting and financial disclosure.

a(1) The principal Accountant's report on the financial statements of the past two years contained no adverse opinion or a disclaimer of opinion, nor was there a qualifier or modifier as to uncertainty, audit scope, or accounting principle.

i) The former Accountant was dismissed January 14, 2000 by the Registrant based on cost considerations.

iv)During the Registrant's two most recent fiscal years through to the date of termination January 14, 2000, there were no disagreements with the former Accountant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.

v) Reportable events

A) The Registrant has not been advised by the Accountant of any shortcomings in internal controls necessary to develop reliable financial statements.

B) There has been no advisement to the Registrant by the Accountant that it is no longer able to rely on management's representations, or that it is unwilling to be associated with the financial statements prepared by management.

C(1) The Accountant has not advised the Registrant that the scope of the audit needs to be expanded and no issues in reference to paragraphs (i) material impact (ii) management representation, have been raised.
  2) The Accountant did not expand the scope of its audit or conduct further investigations.

D(1) The Accountant has not advised the Registrant of any information that has come to the Accountant's attention that would materially impact the fairness or reliability of either (i) a previously issued audit report or the underlying financial statement or (ii) the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report.

 (2) During the Registrant's two most recent fiscal years or any subsequent interim period, no "new" accountant has been engaged or consulted with by the Registrant.

































                          SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  XEDAR CORPORATION
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                                    (Registrant)


    February 8, 2000           Hans R. Bucher
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Date                           Hans R. Bucher, President